Exhibit 10.28

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED WITH [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Execution Version

INVENTORY PURCHASE AND LICENSE AGREEMENT

THIS INVENTORY PURCHASE AND LICENSE AGREEMENT (hereinafter referred to as the "Agreement") is effective as of the 19th day of December 2013 (the “Effective Date”), by and between IGO, INC., a Delaware corporation whose address is 17800 N. Perimeter Drive, Suite 200, Scottsdale, Arizona 85255 (hereinafter referred to as "Licensor"), and INCIPIO TECHNOLOGIES, INC., a California corporation, having offices at 6001 Oak Canyon, Irvine, California 92618 (hereinafter referred to as "Licensee").

WHEREAS, Licensor represents and warrants that it is the exclusive owner and licensor of the trademarks defined as the "Marks" respectively hereunder;

WHEREAS, Licensee desires to secure the right and license to use the Marks and any corresponding intellectual property rights in connection with the design, manufacture, advertisement, promotion, distribution and sale of certain Licensed Products as defined hereinafter;

WHEREAS, Licensor is willing to grant Licensee such license, upon the terms and conditions set forth herein;

WHEREAS, the Licensor also represents and warrants that it owns certain product inventory existing as of the date hereof and defined as the “Inventory” hereunder; and

WHEREAS, Licensee desires to purchase and obtain for sale on a consignment basis from Licensor, and Licensor desires to sell or consign to Licensee for sale, the Inventory, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties hereto agree as follows:

1.            DEFINITIONS

1.1          The following terms have the meanings set forth below:

1.1.1     "Licensor" means IGO, INC., a Delaware corporation.

1.1.2     "Licensee" means INCIPIO TECHNOLOGIES, INC., a California corporation.

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1.1.3        “Party” means Licensor or Licensee individually, and “Parties” means Licensor and Licensee collectively.

1.1.4        “Marks” means the trademarks and related logos listed on Exhibit A hereto, the appearance and/or style of which may vary from time to time as specified by Licensor.

1.1.5        “Territory” means worldwide.

1.1.6        “Inventory” means the Licensed Products sold or consigned for sale by Licensor to Licensee pursuant to this Agreement, as described in Exhibit B hereto, collectively comprised of the Other Retail Inventory, Liquidation Inventory, and Walmart Inventory.

1.1.7        “Other Retail Inventory” means the Licensed Products sold by Licensor to Licensee pursuant to this Agreement, as described in Exhibit B hereto under the heading “Other Retail Inventory.”

1.1.8        “Liquidation Inventory” means the Licensed Products sold by Licensor to Licensee pursuant to this Agreement, as described in Exhibit B hereto under the heading “Liquidation Inventory.”

1.1.9        “Walmart Inventory” means the Licensed Products consigned by Licensor to Licensee for sale pursuant to this Agreement, as described in Exhibit B hereto under the heading “Walmart Inventory.”

1.1.10      “Non-Saleable Inventory” means that product inventory of Licensor existing as of the date of this Agreement not otherwise described in Exhibit B hereto as of the date of this Agreement.

1.1.11      “Licensed Products” means the Other Retail Inventory, the Liquidation Inventory, the Walmart Inventory, mobile device cases and any other battery, charger, or power supply products and accessories marketed and currently sold by Licensor under the Marks, whether new or refurbished, and such other products and accessories as the Parties may mutually agree during the term of this Agreement.

1.1.12      “Existing Walmart SKUs” means the following products of Licensor, whether new or refurbished: SKU 550002283 (PS00136-2007) - IGO 90W MINI CHARGER, SKU 550423286 (PS00137-2007) - IGO VALUE CHARGER, and any Functionally Equivalent Product marketed and sold by Licensee under the Marks to Wal-mart Stores Inc. (“Walmart”).

1.1.13       Functionally Equivalent Product means Licensed Products with the same feature set, form factor and electrical circuitry as Existing Walmart SKUs.

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1.1.14     “Net Sales” means the gross dollar amount of all sales of the Licensed Products sold by Licensee within the Territory, less the dollar amount of actual returns of Licensed Products, trade discounts, allowances, credits, rebates and uncollectible accounts.

1.1.15     “Net Profits” means the Net Sales of Existing Walmart SKUs less, to the extent not already deducted in determining Net Sales, the aggregate sum of:

(a) For Walmart Inventory, Licensor’s product costs of the Existing Walmart SKUs, as set forth on Exhibit C;

(b) For all Existing Walmart SKUs other than Walmart Inventory, Licensee’s product costs of the Existing Walmart SKUs, not to exceed the applicable amount set forth on Exhibit C;

(c) Licensee’s actual, documented freight costs to ship the Existing Walmart SKUs from Licensee to Walmart’s applicable distribution centers;

(d) Licensee’s actual, documented freight costs, duties and taxes to ship the Existing Walmart SKUs from the factory to Licensee; and

(e) Licensee’s selling and general administrative (“SGA”) expenses allocated to the Existing Walmart SKUs, not to exceed the applicable amount set forth on Exhibit C.

1.1.16     “Payments” shall have the meaning as set forth in Section 5.1.

1.1.17     “Inventory Purchase Price” means the per unit price, as set forth on Exhibit B, at which Licensee shall purchase Inventory from Licensor pursuant to this Agreement.

1.2          Headings of clauses are included for purposes of convenience only, and do not affect the interpretation of this Agreement.

1.3          Unless inconsistent with the context, words relating to any gender include the other genders, words relating to the singular include the plural and vice versa, and words relating to natural persons include associations of persons having corporate status by statute or common law.

2.            INVENTORY PURCHASE/CONSIGNMENT

2.1          Other Retail Inventory and Liquidation Inventory.

2.1.1       Licensor shall convey, transfer, assign, and sell to Licensee, and Licensee shall acquire, accept and purchase, the Other Retail Inventory and the Liquidation Inventory in exchange for the Inventory Purchase Price, as follows:

(a) On or about December 31, 2013, those quantities of Other Retail Inventory and Liquidation Inventory which Licensor shall cause to be delivered to Licensee, pursuant to Section 2.4 of this Agreement, and set forth in a corresponding invoice of Licensor;

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(b) On or about January 31, 2014, all Licensor’s remaining quantities of Other Retail Inventory and the Liquidation Inventory on hand which Licensor shall cause to be delivered to Licensee, pursuant to Section 2.4 of this Agreement, and set forth in a corresponding invoice of Licensor; and

(c) On or about January 31, 2014, any Other Retail Inventory and Liquidation Inventory subject to Licensor’s outstanding product orders for such Other Retail Inventory and Liquidation Inventory (i.e., product that has been ordered but that has not yet been delivered to Licensor) which Licensor shall cause to be delivered to Licensee directly from the manufacturer or supplier when available, pursuant to Section 2.4 of this Agreement.

2.1.2       On the Effective Date and from time to time thereafter, Licensor shall execute and deliver to Licensee such instruments of sale, transfer, conveyance, assignment and delivery, consents, assurances, powers of attorney and other instruments as may be reasonably requested by Licensee in order to vest in Licensee the agreed upon right, title and interest in and to the Other Retail Inventory and the Liquidation Inventory and otherwise in order to carry out the purpose and intent of this Agreement.

2.1.3       Licensee shall pay to Licensor the corresponding Inventory Purchase Price, as set forth on Exhibit B, for any Other Retail Inventory and Liquidation Inventory, or portion thereof, sold by Licensee within [***] business days after [***]. Whether full payment is made shall be determined on an invoice by invoice basis. [***].

2.1.4       Licensee shall pay the Inventory Purchase Price, or any due and payable portion thereof, to Licensor, in immediately available funds by means of a wire transfer to Licensor’s bank account pursuant to wire instructions to be provided in writing to Licensee from time to time.

2.2          Walmart Inventory.

2.2.1       Licensor shall deliver, pursuant to Section 2.4 below, into the possession, custody or control of Licensee, and Licensee shall accept, on a consignment basis only, the Walmart Inventory as follows:

(a) On or about December 31, 2013, those quantities of Walmart Inventory which Licensor shall cause to be delivered to Licensee, pursuant to Section 2.4 of this Agreement, and set forth in a corresponding invoice of Licensor;

(b) On or about January 31, 2014, all Licensor’s remaining quantities of Walmart Inventory on hand which Licensor shall cause to be delivered to Licensee, pursuant to Section 2.4 of this Agreement, and set forth in a corresponding invoice of Licensor; and

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(c) On or about January 31, 2014, any Walmart Inventory subject to Licensor’s outstanding product orders for such Walmart Inventory (i.e., product that has been ordered but that has not yet been delivered to Licensor) which Licensor shall cause to be delivered to Licensee directly from the manufacturer or supplier when available, pursuant to Section 2.4 of this Agreement.

2.2.2       Any sale of the Walmart Inventory by Licensee on behalf of Licensor shall be made to Wal-mart Stores Inc. only.

2.2.3       Any payment due to Licensor for any Walmart Inventory sold by Licensee on behalf of Licensor shall be calculated in accordance with Section 5.1(b).

2.3          Non-Saleable Inventory. Licensor shall retain ownership and possession of all Non-Saleable Inventory and shall bear all costs of storage, sale, disposal and related activities.

2.4          Delivery of Inventory to Licensee.     Pursuant to the terms of and on or about the dates set forth in this Agreement, Licensor shall deliver, at Licensor’s sole expense, the Other Retail Inventory, the Liquidation Inventory and the Walmart Inventory into Licensee’s possession, custody or control at Licensee’s warehouse located at 6001 Oak Canyon, Irvine, California (“Licensee Warehouse”) or such other mutually agreeable location. Upon delivery of the Other Retail Inventory, the Liquidation Inventory and the Walmart Inventory to Licensee’s Warehouse or such other mutually agreeable location, Licensee shall enter such Inventory into Licensee’s inventory management system and provide Licensor with such information as Licensor may reasonably request regarding such Inventory while in Licensee’s possession. Licensor represents and warrants that it is the sole owner of the Inventory and that it is not aware of any allegations, claims, or proceedings that in any way involve or relate to any product contained in such Inventory, including, but not limited to intellectual property infringement claims, product defect or liability claims or any other encumbrance that may expose Licensee to liability. Licensor represents and warrants that it will deliver the Inventory to Licensee free and clear of any all such encumbrances.

2.5          Licensor Risk of Loss; Expenses. Licensor shall bear all risk of loss or damage to the Other Retail Inventory, the Liquidation Inventory and the Walmart Inventory until delivered into possession, custody or control of Licensee at Licensee’s Warehouse or such other mutually agreeable location. Within 15 business days of delivery of the Other Retail Inventory, the Liquidation Inventory and the Walmart Inventory to the Licensee’s Warehouse or such other mutually agreeable location, Licensee shall inspect and conduct a physical inventory of the Other Retail Inventory, the Liquidation Inventory and the Walmart Inventory delivered to Licensee’s Warehouse or such other mutually agreeable location. Licensee shall provide Licensor with written notice of any claimed losses or damages to such Inventory disclosed as a result of such inspection and physical inventory reconciliation within 10 days of such reconciliation.

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2.6           Licensee Risk of Loss; Expenses.

2.6.1     Upon delivery of the Other Retail Inventory, the Liquidation Inventory and the Walmart Inventory to Licensee pursuant to Section 2.4, all risk of loss, theft or damage to such Inventory from any cause, other than court order, government seizure or similar governmental or regulatory action not related to or arising from any act or omission of Licensee, and any liability arising therefrom, shall be borne by Licensee. Notwithstanding, Licensor’s sole remedy for any such loss is limited to the Inventory Purchase Price for the Other Retail Inventory and Liquidation Inventory and the payments that would otherwise be due upon the sale of the Walmart Inventory due under Section 2.2.3 and nothing else. Licensee shall store the Inventory in such a manner that it shall be protected against theft, injury or damage and to permit inspection by Licensor in accordance with the terms of this Agreement.

2.6.2     Other than the cost of delivering the Other Retail Inventory, Liquidation Inventory and the Walmart Inventory to Licensee in accordance with Section 2.4, and any retail marketing of such Inventory as deemed necessary in Licensor’s sole discretion, all costs of storage, inventory and supply management, advertisement, promotion, distribution and sale of the Other Retail Inventory and Liquidation Inventory shall be borne solely by Licensee.

2.7          Sale of Inventory by Licensee. In accordance with the terms and conditions set forth herein, Licensee shall distribute and sell the Other Retail Inventory through Licensee’s distribution and retail partners, distribute and sell the Walmart Inventory to Wal-mart Stores, Inc., and liquidate the Liquidation Inventory. Sales of the Other Retail Inventory, the Liquidation Inventory and the Walmart Inventory by Licensee shall be generally made from the oldest applicable Inventory on hand in a manner consistent with Licensee’s sales practices.

2.8          Inventory Adjustments. The Parties acknowledge and understand that the categorization of Inventory as Other Retail Inventory, Liquidation Inventory and Walmart Inventory, quantities of such Inventory and determination of the corresponding Inventory Purchase Price, as currently set forth in Exhibit B, is subject to adjustment upon mutual agreement of the Parties. The Parties shall cooperate in good faith to reclassify any Inventory and adjust its corresponding Inventory Purchase Price as reasonably necessary for Licensee to sell or liquidate such Inventory at a mutually agreeable price. Each Party acknowledges that it has inspected and verified the quantity, product type and estimated retail or liquidation value, as applicable, of and evaluated sales opportunities for the Inventory. Licensee shall maintain an adequate record of the Other Retail Inventory, Liquidation Inventory and Walmart Inventory, including Inventory categorizations, the corresponding Inventory Purchase Price, quantities of Inventory on hand, quarterly Inventory reconciliations, and sales, transfers or other movements or transactions in Inventory. Licensee shall update such records as necessary to reflect any mutually agreed upon adjustments to the categorization and/or Inventory Purchase Price of the Inventory. For any Other Retail Inventory and Liquidation Inventory which is reclassified by Licensee as Non-Saleable Inventory, the corresponding Inventory Purchase Price shall be reduced to $0 and such Inventory shall either be destroyed by Licensee or returned to Licensor at Licensor’s request and sole expense.

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2.9          Open Product Orders. On the Effective Date, Licensor shall provide Licensee with a list of all open product orders under which Licensor has ordered Licensed Products from Licensor’s manufacturers and/or suppliers but for which such Licensed Products have not yet been delivered to Licensor as of the Effective Date. After the Effective Date, License agrees that it shall not place any product order for additional Licensed Product without the prior consent of Licensee. Notwithstanding the foregoing, as reasonable and necessary for Licensee to perform its obligations hereunder and only until such time as Licensee is authorized by Apple, Inc. or its affiliates to do so, Licensor shall place product orders with Licensor’s current product manufacturers, at the request of, as the agent of and at the sole expense of Licensee, for any Licensed Products that incorporate Apple Lightning connectors.

3.            RIGHTS GRANTED

3.1          Licensor hereby grants to Licensee and, with Licensor’s prior written consent, certain subsidiaries and affiliates of Licensee, and Licensee accepts, upon the terms and conditions set forth herein, the non-exclusive, non-transferable right and license to use the Marks and any other intellectual property of Licensor reasonably necessary for the design, manufacture, advertisement, promotion, distribution and sale of Licensed Products (“Product IP”) within those jurisdictions of the Territory where Licensor maintains registered rights to the Marks and such Product IP. Notwithstanding the foregoing, any license granted to any subsidiary or affiliate of Licensee shall be further limited in scope and duration to only that reasonably necessary for Licensee to perform its obligations under this Agreement. During the term of this Agreement, Licensor shall not license the Marks to any third party not controlled by or under common control with Licensor nor manufacture or sell, either alone or through any third party, any Licensed Products or Functionally Equivalent Product or any products that directly compete with any Licensed Products or Functionally Equivalent Product except as otherwise provided herein. Notwithstanding the forgoing, nothing in this Agreement shall prohibit Licensor, its affiliates, representatives, distributors or agents from selling any remaining inventory of Licensed Product in existence, subject to outstanding product orders or otherwise in the course of production as of the date of this Agreement and not otherwise sold or consigned to Licensee, including but not limited to the Non-Saleable Inventory.

3.2          Licensor represents and warrants that Licensor, to its knowledge, is the sole and exclusive owner of the Marks at least in those jurisdictions where Licensor maintains registrations for the Marks, as outlined in Exhibit A.

3.3          Licensor acknowledges that Licensee is presently engaged in the business of manufacturing, selling and distributing products similar to the Licensed Products and related products under other trademarks which may compete with the Licensed Products and nothing contained in this Agreement is intended to prohibit Licensee from continuing with or expanding such manufacture, marketing, sale and distribution of such competing products. Licensee, within its sole discretion, may engage in other businesses, including the right to act as a licensee, distributor or sales representative for other products, including any competing products.

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3.4          The Parties acknowledge and agree that this Agreement is an intellectual property rights license agreement and does not constitute, and may not be construed as, a franchise agreement.

4.            TERM

4.1          The term of this Agreement shall commence as of the date hereof, and shall continue for a period of two (2) years and, unless terminated by either Party upon not less than three (3) months written notice to the other Party prior to the end of such period, shall automatically renew for successive one (1) year periods, unless otherwise terminated sooner in accordance with the terms and conditions set forth herein. Unless otherwise agreed to by the Parties, to the extent that Licensee has at the date of termination possession of remaining Inventory, Licensee shall either destroy or return to Licensor at Licensor’s request such remaining Inventory. Licensee and Licensor shall share equally in the cost of for return of any remaining Inventory.

5.            PAYMENTS

5.1          Licensee shall pay Licensor free of deduction and off-set (the “Payments”):

(a) [***] percent [***%] of Net Sales of the Licensed Products, exclusive of any sale of the Inventory, any sale of any Licensed Products that incorporate Apple’s Lightning connector, and any sale of any of the Existing Walmart SKUs to Wal-mart Stores, Inc.;

(b) [***] percent [***%] of Net Sales of the Licensed Products for any sale of any Licensed Products that incorporate Apple’s Lightning connector, provided, however, that the Parties shall renegotiation in good faith such Payment rate upon the 6 month anniversary of the Effective Date;

(c) Licensor’s product cost for any Walmart Inventory, as set forth on Exhibit C, sold by Licensee; and

(d) [***] percent [***%] of the Net Profits from any sales of Existing Walmart SKUs.

Notwithstanding the foregoing, the Parties may mutually agree in writing to reduce the Payments or the Payment rate applicable to certain specified sales. For the purposes of computing Payments, Licensed Products are deemed sold when they are invoiced to Licensee’s retail partners, distributors or other customers, or if not invoiced, when they are shipped to Licensee’s retail partners, distributors or other customers.

5.2          During the term of this Agreement, and irrespective of whether or not any Licensed Products were sold during the period to which the statement relates, on or before the 10th day of each month, Licensee shall furnish Licensor with a Payment statement specifying, for the preceding month:

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(a) any sales of Inventory (broken out by product type, invoice, invoice payment date, and customer);

(b) the gross and Net Sales of Licensed Products (broken out by product type, invoice, invoice payment date, and customer) and corresponding Net Sales calculations;

(c) any sales of, and the Net Profit for, the Existing Walmart SKUs and corresponding Net Profit calculations; and

(d) any Payment due to Licensor for the applicable sales period per Section 5.1.

Along with such statements, Licensee shall pay Licensor the amount shown to be owing to Licensor for the preceding month pursuant to Section 5.1 above (and as shown in the Payment statement) in immediately available funds by means of a wire transfer to Licensor’s bank account pursuant to wire instructions to be provided in writing to Licensee from time to time.

6.            QUALITY STANDARDS; APPROVALS

6.1          Licensee shall in good faith work with Licensor to use the Marks in a manner consistent with Licensor’s reputation and quality standards. Licensee shall at all times take such actions and conduct such internal and third party laboratory and product testing and other quality control procedures, utilizing at least the same quality control procedures, process and testing as Licensee utilizes or would utilize with respect to its own products, as necessary to assure the Licensed Products comply with all applicable foreign, federal, state and local laws and industry and safety standards, including all laboratory testing as shall be necessary to assure compliance with applicable industry standards, good manufacturing and storage practices and all laws and regulations having application to the advertisement, production, labeling, packaging, distribution or sale of the Licensed Products. Licensor may prohibit Licensee from using the Marks on any Licensed Products reasonably deemed by Licensor to be of inferior quality after first giving Licensee a reasonable time and opportunity to remedy any specified lack of quality. Should Licensee fail to remedy the specified lack of quality, Licensor may order Licensee to forthwith discontinue any further manufacture of such non-conforming Licensed Product. Licensee may sell off any existing inventory, including inventory in the process of manufacture at the time of the notice, subject to payment to Licensor of applicable Payments.

6.2          Pre-production samples of each new style of non-Inventory Licensed Products, including packaging thereof, shall be provided to Licensor prior to general sale to the public for Licensor’s review and approval. Pre-production concepts representing future non-Inventory Licensed Products shall also be provided to Licensor. Licensor has the right to disapprove any such pre-production product concepts or samples submitted to it if Licensor in good faith determines, in its sole discretion, that the Licensed Product represented by said pre-production concept or sample would or could impair the value and goodwill associated with the Marks or otherwise does not comport with the manner of use of the Marks approved by Licensor as may be modified from time to time in the discretion of Licensor. Unless otherwise agreed to in writing, disapproval by Licensor must be in writing and received within ten (10) business days of Licensee providing such samples or pre-production product concepts. Failure to disapprove constitutes approval. An explanation of each of Licensor’s objections shall be included with any disapproval. The Parties shall work together in good faith pursuant to Section 6.1 to resolve any issues regarding the disapproval. Once approved, any material changes to the new style Licensed Products shall be resubmitted to Licensor to provide Licensor with an opportunity to object to any such material changes within the time period and in in the manner described herein.

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6.3     Licensee shall furnish to Licensor three (3) production samples of each new style of non-Inventory Licensed Product (excluding color variation) with packaging. To the extent that Licensor has not previously approved the new style of non-Inventory Licensed Product or packaging thereof based on pre-production samples or submissions, Licensor shall notify in writing Licensee within ten (10) business days with any objections to the use of its Marks on such production sample. Failure to disapprove constitutes approval. An explanation of each of Licensor’s objections shall be included with any disapproval. The Parties shall work together in good faith pursuant to Section 6.1 to resolve any issues regarding the disapproval. Once approved, any material changes to the new style Licensed Products shall be resubmitted to Licensor to provide Licensor with an opportunity to object to any such material changes within the time period and in in the manner described herein.

6.4      Up to twice per year, Licensor may request two (2) free samples of each Licensed Product (exclusive of color variation) taken at random from current production runs. Licensor may request any reasonable number of additional samples of Licensed Product, and Licensor shall pay Licensee for those additional samples at Licensee’s costs for the Licensed Product. Licensed Products being distributed and sold shall conform in material respects to the approved production samples. Licensor may not sell or redistribute any sample products.

6.5     Licensor shall provide artwork for Marks and Licensor brand guidelines and provide updates of such materials to the extent applicable. In all events, the trademark and markings on the Licensed Products shall conform to Licensor’s Brand Guidelines set forth in Schedule 6.5 attached hereto and made a part hereof (as may be revised from time to time by Licensor in its discretion), unless otherwise agreed to in writing by Licensor as provided in this Agreement. Licensor may amend such Licensor’s Brand Guidelines by giving written notice thereof to Licensee; provided, however, Licensee is not required to implement such revisions with respect to those Licensed Products already in production.

6.6      During the term of this Agreement, Licensor may request an inspection of Licensed Products stored at Licensee’s U.S. facilities and/or audit Licensee’s sales of Licensee Product. The inspection and/or audit shall be performed by Jack Howard, Terry Gibson or Deanna Truscio or other mutually agreeable representative of Licensor, third party inspector and/or auditor, which is subject to an appropriately tailored, mutually agreed to, confidentiality and non-disclosure agreement designed to protect from disclosure information regarding Licensee’s business, research, development, sales, marketing, and employees activities and/or its employees identities. Other than the quantity, condition and quality of Licensed Product and confirmation of the amount of Payments due to Licensor under Section 5, the inspector and/or auditor may not disclose any other information to Licensor. Any inspection or audit shall take place during reasonable business hours and upon at least five (5) business days prior notice to Licensee. Licensor shall be solely responsible for all costs, fees and expenses for any such inspection or audit.

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7.            BOOKS AND RECORDS

7.1        Licensee, in accordance with its business practices and generally accepted accounting principles, consistently applied, shall keep complete and accurate records sufficient to determine the production, inventory, and sales of Licensed Products and Payments owed to Licensor under Section 5 of this Agreement and make the same readily available to Licensor, its agents or representatives, at such reasonable times as Licensor may from time to time request for inspection, copying and extracting.

7.2        Such records shall be retained by Licensee for at least three (3) years from the date of sale of the Licensed Product.

8.            ADVERTISING AND PROMOTION

8.1        Licensee shall have the right, but not the obligation, to advertise and promote the Licensed Products within the Territory for retail sale; provided, however, Licensee shall provide such brand and product marketing as commercially reasonable to support the distribution and sale of Licensed Products to its retail partners, distributions and other customers.

8.2        To the extent that Licensor has any objection to the manner by which Licensee advertises or promotes it Licensed Products, Licensor shall provide written notice of such objection explaining the basis for its objections. The Parties agree to work in good faith pursuant to Section 6.1 to resolve any such objections.

8.3        Notwithstanding Section 8.1, during the term of this Agreement, Licensee shall maintain and support, at Licensee’s expense, continued operation of Licensor’s online store presence at www.igo.com (the “Store”) as commercially reasonable to maintain the Store’s functionality and accessibility to third parties interested in purchasing Licensed Products. Licensor shall provide Licensee with such access to the Store, product data and other information relating to the Store as Licensee may reasonably request. Licensor will convey to Licensee all the rights necessary to operate, modify, transact business on, and update the Store.

9.            MANUFACTURE OF LICENSED PRODUCTS

9.1        Licensee shall seek to enter relationships, on competitive terms and pricing, directly with Licensor’s current product manufacturers of Licensed Products for the purchase of future Licensed Product. Licensor’s product tooling and molds shall be preferably used, where applicable. Licensee shall be responsible for inventory and supply management of such future Licensed Product inventory.

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9.2        Notwithstanding Section 9.1, in the event Licensor’s current product manufacturers are unable to provide competitive terms and pricing for the manufacture of Licensed Products, Licensee may use other third party sub-contractors for the manufacture of the Licensed Products. To the extent that Licensee determines to use a third party manufacturer, Licensee shall provide notice to Licensor of its intent to use such third party manufacturer. Unless otherwise agreed to by the parties in writing, Licensor shall have seven (7) business days from receipt of Licensee’s notice to object in writing and explaining the basis for its objections. The Parties agree to work in good faith pursuant to Section 6.1 to resolve any such or future objections by Licensor regarding manufacturers of Licensed Products.

9.3        Licensor shall provide Licensee with the right to use Licensor’s existing tooling and molds, including the right to modify such tooling and molds as necessary, exclusively for the production of Licensed Products; provided, however, Licensor shall retain sole ownership of such tooling and molds which shall be returned to Licensor, at Licensor’s expense, upon termination or expiration of the Agreement. Licensor shall provide commercially reasonable assistance to Licensee to relocate Licensor’s existing tooling and molds to new third party manufacturers.

9.4        All costs of manufacture, product development, purchase, marketing, inventory and supply management, distribution, and sale of any future Licensed Product inventory incurred by Licensee shall be borne solely by Licensee. Licensee shall be solely responsible for managing and fulfilling warranty claim obligations for any future Licensed Product inventory.

10.          SALE OF LICENSED PRODUCTS

10.1       In accordance with the terms and conditions set forth herein, Licensee shall manufacture, have manufactured, distribute and sell future non-Inventory Licensed Product through and to Licensee’s distribution and retail partners and other customers. The Parties agree to work in good faith to resolve any dispute concerning the extent or scope of Licensee’s efforts to manufacture and sell Licensed Product.

11.          OWNERSHIP; NOTICES; GOODWILL

11.1      Licensee hereby recognizes and acknowledges that Licensee’s right to use the Marks shall be governed exclusively by this Agreement and applicable law. Nothing in this Agreement shall confer any right of ownership of the Marks or Product IP in Licensee. Licensee shall not at any time contest, oppose or challenge or Licensor’s ownership of the Marks or Product IP, or the validity of the Marks. Licensee agrees that all goodwill resulting from any use of the Marks by Licensee, during the term of this Agreement, shall inure to the benefit of Licensor. Licensee shall not, during the term of this Agreement, use (other than as specified in this Agreement), register or attempt to register the Marks or Product IP in any jurisdiction.

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11.2      Licensee shall display the following legend on Licensed Products and any packaging materials bearing the Marks: “iGo and the iGo Logo are trademarks of iGo, Inc. and are used under license.” (or such other legend as directed by Licensor, and agreed to by Licensee, from time to time), and the symbol “™” or “®”, as is appropriate, adjacent to the Mark(s). Licensor shall have the right to revise the above notice requirements and to require such other notices as shall be reasonably necessary to protect the interests of Licensor in the Marks. In the event that Licensor revises its trademark notice requirements, Licensee is not required to implement such revisions with respect to those Licensed Products already in production or produced. The date of implementation of any new or revised notice requirement shall be agreed upon in writing by the Parties in good faith pursuant to section 6.1. During the term of the Agreement, Licensor shall have the right, but not the obligation, to maintain, seek and/or obtain trademark registrations in the name of Licensor relating to the use or the proposed use by Licensee of any of the Marks, and Licensee shall cooperate with Licensor in connection therewith to provide Licensor with additional information or materials therefor as Licensor may reasonably request. Licensor shall be solely responsible for any costs, expenses, and labor incurred in connection with maintaining and/or obtaining such trademark rights or seeking Licensee’s cooperation therefor. During the term of the Agreement, Licensee, with Licensor’s prior written consent, shall have the right, but not the obligation, to maintain, seek and/or obtain trademark registrations in the name of Licensor relating to the use or the proposed use by Licensee of any of the Marks, and Licensor shall cooperate with Licensee in connection therewith to provide Licensee with additional information or materials therefor as Licensee may reasonably request. Licensee shall be solely responsible for any costs, expenses, and labor incurred in connection with maintaining and/or obtaining such trademark rights or seeking Licensor’s cooperation therefor.

11.3      The Parties agree that: (i) Licensor shall own any Product IP existing as of the Effective Date related to the Licensed Products, (ii) Licensee shall own the Product IP it develops by its employees, consultants, or agents; (iii) Licensor shall own the Product IP it develops by its employees, consultants, or agents; and (iv) to the extent that there is joint development between the Parties, the Parties shall enter into a written joint development or research agreement setting forth the scope, purpose, the name of the collaborators, and the ownership of the resulting intellectual property. Unless otherwise agreed in writing, the presumption is that there is no joint development, if no joint development agreement is entered into prior to the joint development effort.

12.          PROTECTION OF THE MARK

12.1     Licensee shall promptly notify Licensor in writing of any infringements, claims or actions by others in derogation of the Marks of which Licensee is aware.

12.2     Should Licensor refuse or fail to promptly initiate any legal proceedings on account of any infringements, claims or actions by others in derogation of the Marks (including, without limitation, unfair competition or other actions which inhibit the ability of Licensor and/or Licensee to advertise, promote or sell the Licensed Products under the Marks), Licensee may do so and Licensor shall cooperate with and assist Licensee to the extent reasonably necessary, including, but not limited to, being joined as a necessary or desirable party to such proceedings. Licensee may settle or compromise, in its sole discretion, any such proceedings and in the event Licensee settles or resolves any such proceedings Licensee shall be entitled to retain any recovery from the third party for its own account.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

13.          INSURANCE

13.1        Both Parties shall obtain and keep in full force and effect, during the term of this Agreement, at its sole cost and expense, a comprehensive commercial general liability policy. The insurance coverage described above shall provide coverage (including product liability coverage) for personal injury and property damage in an amount of not less than [***] per occurrence with an annual aggregate of not less than [***]. The coverage amounts required above may be provided by a single policy or combination of primary and excess (umbrella) policies.

13.2        Within thirty (30) days of execution of this Agreement, each Party shall provide the other Party a certificate showing proof that such policy of insurance is in effect.

14.          INDEMNIFICATION

14.1        Licensor shall at all times during the term of this Agreement and thereafter defend, indemnify, and hold Licensee and its officers, directors, agents, employees, and permitted assigns harmless from and against any and all claims, suits, damages, liabilities, costs, and expenses, including, but not limited to court costs and reasonable attorneys’ fees, alleged, arising out of or based on:

(a) the breach of any representation, warranty, or obligation of Licensor under this Agreement;

(b) any act, omission, or negligence of Licensor with respect to the performance of its obligations to third parties arising in connection with the activities contemplated under this Agreement;

(c) any use, in accordance with this Agreement, of the Marks in jurisdictions of the Territory where Licensor maintains registered Marks;

(d) any materials provided to Licensee by Licensor expressly for use in connection with Licensed Products as contemplated by this Agreement and so used by Licensee;

(e) any product defect or liability arising from the Inventory or any circuitry, product configuration or feature set contained therein;

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

(f) any patent or intellectual property infringement arising in jurisdictions of the Territory where Licensor maintains registered Marks from the sale, offer for sale, manufacture, importation or use of any Inventory or Existing Walmart SKU or any circuitry, product configuration or feature set contained therein; or

(g) any product that was sold by Licensor.

This indemnity shall not be limited by any insurance coverage maintained by Licensor.

14.2         Licensee shall at all times during the term of this Agreement and thereafter defend, indemnify and hold Licensor and its officers, directors, agents, employees and permitted assigns, harmless from and against any and all claims, suits, damages, liabilities, costs, and expenses, including, but not limited to court costs and reasonable attorneys’ fees, alleged, arising out of or based on:

(a) the breach of any representation, warranty, or obligation of Licensee under this Agreement;

(b) any act, omission, or negligence of Licensee, its subsidiaries and affiliates with respect to the performance of their respective obligations to third parties arising in connection with the activities contemplated under this Agreement;

(c) any use of the Marks by Licensee, its subsidiaries and affiliates in jurisdictions of the Territory where Licensor does not maintain registered Marks as of the Effective Date;

(d) any defect or alleged defect in or warranty claim related to the Licensed Products that Licensee is obligated under this Agreement to satisfy, provided, however, that Licensee is providing no indemnification for any defects, alleged defects or warranty claims related to any Inventory or any other product Licensor sold to Licensee;

(e) any product defect or liability arising from Licensed Products manufactured by or on behalf of Licensee or any circuitry, product configuration or feature set contained therein; or

(f) any patent or intellectual property infringement arising from the sale, offer for sale, manufacture, importation or use of (i) any Licensed Products or any circuitry, product configuration or feature set contained therein in jurisdictions of the Territory where Licensor does not maintain registered Marks or (ii) any new type of Licensed Products or circuitry, product configuration or feature set contained therein manufactured by or on behalf of Licensee pursuant to Section 6.2.

This indemnity shall not be limited by insurance required hereunder or other insurance coverage maintained by Licensee.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

14.3         Either Party (the “Notifying Party”) shall notify the other Party (the “Indemnifying Party”) of the existence of any third party claim, demand, or other action giving rise to a claim for indemnification hereunder (a “Third Party Claim”) within twenty (20) business days of the date upon which the Notifying Party first becomes aware thereof, and shall give the Indemnifying Party a reasonable opportunity to defend at its own expense and with its own counsel; provided that the Notifying Party shall at all times have the right to participate in such defense at its own expense. If, within a reasonable time after receipt of notice of a Third Party Claim, the Indemnifying Party fails to undertake to defend, then the Notifying Party shall have the right, but not the obligation, to defend and to compromise or settle (exercising reasonable business judgment) the Third Party Claim for the account and at the risk and expense of the Indemnifying Party. The Party defending a Third Party Claim shall timely provide to the other Party such information relating to the defense and/or settlement of the Third Party Claim as the other Party may reasonably request from time to time.

14.4        Each Party shall, at the request and expense of the other, furnish such information and/or reasonable assistance as may be required to enable the other Party to defend itself against third party claims threatened or filed in connection with any activities conducted under this Agreement.

14.5        Any assistance to be given by one Party to another under this Agreement should not be interpreted in such a way as to impair or otherwise undermine the attorney-client privilege or the attorney work product protections that each Party would otherwise have in connection with defending itself or seeking legal advice.

15.          BREACH AND CURE; TERMINATION

15.1        In the event of a breach of this Agreement, the Party alleging such breach must give written notice of the breach to the breaching Party specifying a reasonable period of time within which the breaching Party is to cure the breach (thirty (30) days for failure to make any payments due hereunder). In the event said breach has not been cured within the specified period, the Party giving the notice may terminate this Agreement by written notice to the breaching Party.

15.2        Either Party may terminate this Agreement immediately by giving the other Party written notice if:

(a)     The other Party becomes insolvent, or any voluntary or involuntary petition in bankruptcy or for corporate reorganization is filed by or against that Party, or a receiver is appointed with respect to any of the assets of that Party, or a liquidation proceeding is commenced by or against that Party;

(b)     Any material representation or warranty by the other Party in this Agreement proves to have been incorrect or misleading in any material respect when made;

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

(c)     The other Party is dissolved, wound up or liquidated; or

(d)     The other Party undergoes a “change in control” meaning an event involving one transaction or a related series of transactions in which one of the following occurs: (i) the other Party issues securities equal to 50% or more of its issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership or other entity, including a “group” within the meaning of section 13(d)(3) of the Securities Exchange Act of 1934; (ii) the other Party issues securities equal to 50% or more of its issued and outstanding common stock in connection with a merger, consolidation or other business combination; (iii) the other Party is acquired in a merger or other business combination transaction in which the other Party is not the surviving company; (iv) all or substantially all of the other Party’s assets are sold or transferred; or (v) there is a change in the majority of the members of the Board of Directors of the other Party as a result of one or more contested elections for board membership; provided, however, a “change of control” shall not include any acquisition of Licensor’s securities by, any issuance of Licensor’s securities to, substantially all of its assets are acquired by, or any number of the members of Licensor’s Board of Directors are designated by Steel Excel Inc. or any entity controlled by or under common control with Steel Excel Inc. or its affiliates.

15.3         Either Party may terminate this Agreement without cause by giving the other Party six (6) months prior written notice.

15.4        Either party may terminate this Agreement by giving the other Party thirty (30) days prior written notice if the Parties are not able to work out in good faith a resolution on any issue that arises under this Agreement that is subject to good faith resolution under Sections 6.1 or 10.1 of this Agreement.

16.          EFFECT OF EXPIRATION OR TERMINATION

16.1        Upon expiration or termination of this Agreement, Licensee shall cease initiating the production of any further Licensed Products, advertising or promotional materials other than those already committed, in the course of production or in existing inventory at the time of expiration termination. Licensee may continue to sell, use and/or distribute in any way any such Licensed Products, packaging, advertising and promotional materials previously existing or in the course of production at the time of expiration or termination, as Licensee may decide after the expiration or termination of this Agreement.

16.2        The expiration or termination of this Agreement, for any reason whatsoever, shall not relieve Licensee of its obligation for the Payments and furnish Payment statements to Licensor as provided herein.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

17.          RELATIONSHIP OF THE PARTIES

17.1        Each Party is and shall remain an independent contractor. Nothing contained in this Agreement may be construed so as to give any Party the power to direct or control the day to day activities of the other Party; or constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking. At no time shall either Party, or any of its employees be considered an agent of the other Party for any purpose or to have any authority to bind or make commitments on behalf of the other Party for any purpose. Neither Party shall hold itself out as having such authority.

17.2        Licensee shall be responsible for its own sales force, including supervising and for paying any persons employed by or working with Licensee in the furtherance of this Agreement.

18.          NONTRANSFERABILITY OF RIGHTS

18.1        The Parties may not assign this Agreement or any rights or obligations hereunder, by operation of law or otherwise without prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding, unless this Agreement is terminated pursuant to Section 15.2(d), the rights under this Agreement are automatically transferred to and obligations assumed by an entity that acquires the Party by merger or acquisition regardless of whether such Party survives such acquisition.

19.          NON-CIRCUMVENTION

19.1        Licensor understands and agrees that the identities of Licensee’s distribution and retail partners constitute Licensee’s confidential trade secret information. To the extent that such information is disclosed or otherwise revealed to Licensor, Licensor agrees not to directly enter into or solicit a relationship substantially similar to the business relationship contemplated by this Agreement with such key distribution and retail partners of Licensee without the written permission of Licensee for a period of 6 months after expiration or termination of this Agreement.

19.2        Licensor further understands and agrees that the identities of Licensee’s employees and consulting agents constitute confidential trade secret information. To the extent that such information is disclosed or otherwise revealed to Licensor, Licensor agrees not to directly enter into or solicit a relationship with such employees or agents for at least one (1) year after termination of the employee’s or agents relationship with Licensee or at least one (1) year after the expiration or termination of this Agreement, which ever date is later.

20.          RIGHT OF FIRST REFUSAL

20.1        During the term of this Agreement and for a period of six (6) months after the expiration or termination of this Agreement (“Right of First Refusal Period”), Licensor shall not sell, assign or otherwise convey the Marks to any third party, other than a third party controlled by or under common control with Licensor, unless Licensor has first offered the Marks to Licensee at a price not greater than and on material terms no less favorable to Licensee than the price and terms Licensor offers to any third party. After the date of the offer by Licensor to Licensee, Licensee shall have fifteen (15) business days within which to accept the offer. If Licensee accepts the offer, Licensee shall purchase all (but not less than all, unless Licensor consents otherwise) of the offered Marks, at the price and on the terms offered by Licensor, within thirty (30) days after Licensee's receipt of the offer from Licensor, subject to any additional time required to obtain approval of such sale by Licensor’s shareholders under Section 271 of the Delaware Corporation Law, if applicable, or as otherwise mutually agreed to otherwise by the Parties. If Licensee does not accept the offer during such fifteen (15) day period, Licensor may sell all such Marks to any third party at a price not less than and on material terms no more favorable than offered to Licensee (subject, however, to the restrictions in other sections of this Agreement).

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

21.          NOTICE

21.1        All notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder must be in writing and shall be deemed to have been duly given if personally delivered (including courier service) or mailed certified first class mail, postage prepaid:

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

(a)	If to Licensor:

iGo, Inc. Attn: Terry Gibson 61 E. Main Street, Suite B Los Gatos, California 95030 Email: TGibson@steelpartners.com Tel. No. (408) 399-6490 Fax No. (408) 399-6491

(b)	If to Licensee:

Incipio Technologies, Inc. Attn: Andy Fatholalli 6001 Oak Canyon Irvine, California 92618 Email: andy@incipio.com Tel No. (949) 250-4929 Fax No. (949) 250-4928 or to such other person or persons at such address or addresses as may be designated by written notice to the other Parties hereunder. Notice shall be deemed delivered at the time received for personal delivery, or three (3) days after the date when mailed at a United States Post Office box or branch office. Courtesy copy of notices hereunder shall also be given by email, fax or other electronic means within 3 days of sending notice.

22.          CONFIDENTIALITY

22.1     During the term of this Agreement, if either Party discloses ("the Disclosing Party") to the other Party (the “Other Party") any information which the Disclosing Party considers to be confidential, and the Disclosing Party informs the Other Party that the information is to be considered confidential, for the remaining term of this Agreement and for two (2) years thereafter, the Other Party shall not disclose such “Confidential Information” to any third party without the prior written consent of the Disclosing Party. "Confidential Information" means trade secrets, "know how," customer lists, pricing policies, operational methods, programs, and other business information of the Disclosing Party. Information shall not be considered confidential if such information (i) is or later becomes publicly known under circumstances involving no breach of the Agreement, (ii) was already known by the Other Party as evidenced by its written records at the time of the receipt of such information from the Disclosing Party, or (iii) is lawfully and in good faith made available to the Other Party without restriction on disclosure by a third party. In addition, notwithstanding the above, either Party may disclose Confidential Information to the extent necessary to comply with the laws, statutes, rules, regulations and ordinances of any governmental entity with jurisdiction, and any such disclosure shall not constitute a violation of this Agreement. The phrase “publicly known under circumstances involving no breach of the Agreement” encompasses technical specifications, circuitry, know-how and information that is embodied in existing Inventory product and that is apparent therefrom by inspection or reversible engineering.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

22.2        During the term of this Agreement and any extension thereof, Licensor may not, directly or indirectly, through an affiliate or otherwise, anywhere within the Territory use or disclose in any manner Licensee’s Confidential Information.

22.3        Each Party acknowledges that a breach of the provisions of this Section 22 shall result in irreparable damage and injury to the Disclosing Party for which no money damages could adequately compensate it. If Other Party breaches the provisions of this Section 22, in addition to all other remedies to which the Disclosing Party may be entitled, the Disclosing Party shall be entitled to an injunction to enforce the provisions of this Section 22, to be issued by any court of competent jurisdiction, to enjoin and restrain the Other Party and any person concerned or acting in concert with the Other Party from the continuance of such breach. The Other Party expressly waives any claim or defense that an adequate remedy at law might exist for any such breach. Notwithstanding, Licensor acknowledges and agrees that information customarily necessary for production and manufacture of Licensed Products may be disclosed, regardless of confidentiality, to manufacturers of Licensed Products. In addition, Licensor acknowledges and agrees that information regarding terms of sale including cost and pricing, and factory information may be disclosed to customers on a need to know basis.

23.          GOVERNING LAW AND RESOLUTION OF DISPUTES

23.1        This Agreement shall be construed in accordance with the laws of the State of California, and is executed and delivered in the State of California.

23.2        Disputes between the Parties in connection with this Agreement or any clause or the construction thereof, or the rights, duties or liabilities of either Party, which cannot be resolved by the Parties, upon the election of either Party shall be referred to a mutually agreed upon single arbitrator for resolution in accordance with the rules of the JAMS and/or other similar private ADR. Any resolution by the arbitrator shall be binding upon the Parties. Unless otherwise agreed to by the parties the arbitration shall be no longer than two (2) days. If the parties cannot agree in good faith on an arbitrator, JAMs and/or similar private ADR will be requested to select one. The parties will work in good faith to present any such issues to an arbitrator in a timely manner within no later than 3 months from the date that arbitration is elected by either Party.

23.3        Notwithstanding the provisions of Section 23.2, a party may bring an action in equity to enjoin or retrain from disclosure its confidential trade secrets information. Any such action must be brought in the Orange County Superior Court, or in the United States District Court for the Central District of California, and the Parties hereby submit to the jurisdiction of said courts. In addition to court costs, the prevailing Party shall be entitled, such reasonable attorneys' fees as may be fixed by a court of competent jurisdiction.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

24.          BINDING EFFECT; VALIDITY

24.1        This Agreement is binding on the Parties, their successors and assigns (if any), and the Parties warrant that the undersigned are authorized to execute this Agreement on behalf of their respective Parties.

24.2        Except as expressly set forth in this Agreement: nothing in this Agreement is intended to confer any rights or remedies on, or to relieve or discharge any obligations of, any persons other than the Parties hereto; and the rights and obligations of the Parties are several from each other.

24.3        The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision.

25.          GENERAL PROVISIONS

25.1        No waiver or modification of any of the terms or provisions of this Agreement shall be valid unless contained in writing and signed by the Parties.

25.2        The exercise of the right of discretion, choice, consent, approval, or similar right hereunder by either Party shall be done in good faith and in a commercially reasonable manner.

25.3        This Agreement contains the entire understanding of the Parties, and there are no representations, warranties, promises or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the Parties hereto.

25.4        Wherever necessary to carry out the intent of the Parties, certain provisions of this Agreement shall survive the expiration or termination of this Agreement and shall continue in full force and effect.

25.5        The Parties shall execute promptly any documents necessary to effectuate the purpose and intent of this Agreement.

25.6        The Parties represent and warrant that:

(a)     They have made no agreements that are inconsistent with this Agreement or that would prevent them from entering into this Agreement;

(b)     Entering into this Agreement does not violate any agreements, rights or obligations existing between such Party and any other person.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

25.7        The Parties may execute this Agreement in two or more counterparts, delivered by means of facsimile transmission or other electronic transmission, which shall, in the aggregate, be signed by all the Parties, each counterpart shall be deemed an original instrument as against any Party who has signed it.

[Signature page follows]

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

LICENSOR:		LICENSEE:

IGO, INC.		INCIPIO TECHNOLOGIES, INC.

By:	/s/ Terry R. Gibson	By:	/s/ Andy Fatholalli
	Terry R. Gibson, President		Andy Fatholalli, President

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

EXHIBIT A

“Marks”

MARKS WITH “IGO” United States and Foreign Trademarks – Active Only
Mark, Jurisdiction, Goods and International Class(es)	Reg. No.
N/A
IGO GREEN ® U.S.A.	4,268,775
IGO ™ International Registration	1096064
IGO ™ International Registration	1096064
IGO ™ International Registration	1096064
IGO ™ International Registration	1096064
IGO ™ International Registration	1096064
IGO ™ International Registration	1096064
IGO ™ Thailand	N/A
IGO ™ South Africa	2011/14322
IGO ™ India	N/A
IGO ™ Brazil	N/A
IGO ™ Brazil	N/A
IGO ™ Brazil	N/A
IGO ™ Canada	N/A
IGO ™ U.S.A.	4,269,919

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

MARKS WITH “IGO” United States and Foreign Trademarks – Active Only
Mark, Jurisdiction, Goods and International Class(es)	Reg. No.

® International Registration designating Australia and Euro. Union (CTM)	1048365
® U.S.A.	3,827,419
U.S.A.	4,060,783
® International Registration designating Australia and Euro. Union (CTM)	1028788
® U.S.A.	3,783,726
IGO China	6985508
IGO GREEN ® U.S.A.	3,720,005
IGO ® European Union (CTM)	005882626
IGO ® U.S.A.	3,541,016

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

MARKS WITH “IGO” United States and Foreign Trademarks – Active Only
Mark, Jurisdiction, Goods and International Class(es)	Reg. No.

IGO ITIPS ® Australia	1039427
IGO ® U.S.A.	3,344,693
IGO ® European Union (CTM)	004060612
IGO ™ Mexico	N/A
IGO ™ Brazil	N/A
IGO ™ Argentina	N/A
IGO ® Chile	949459
IGO ® Croatia	Z20061690A
IGO ® Romania	91572
IGO ® U.S.A.	3,039,726
IGO ® European Union (CTM)	003058393
IGO WALLPOWER ® European Union (CTM)	004061446
IGO AUTOPOWER ® European Union (CTM)	004060695
IGO DUALPOWER ® European Union (CTM)	004060761
IGO DUALPOWER ® U.S.A.	2,954,600
IGO AUTO/AIRPOWER ® European Union (CTM)	004060729
IGO EVERYWHEREPOWER ® European Union (CTM)	004060661
IGO ® Indonesia	IDM000076665
IGO ® Thailand	Kor232211
IGO ® Taiwan	1170667
IGO ® European Union (CTM)	004056818
IGO ® Mexico	947652
IGO ® Russian Federation	352789
IGO ® India	1297416

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

MARKS WITH “IGO” United States and Foreign Trademarks – Active Only
Mark, Jurisdiction, Goods and International Class(es)	Reg. No.

IGO ™ South Africa	2004/11910
IGO ® Singapore	T04/11487J
IGO ® Israel	173409
IGO ® Japan	4996794
IGO ® Australia	1010212
IGO ® Canada	TMA651512
IGO ® U.S.A.	2,951,638
® Canada	TMA573247
IGO ® India	881388
IGO ® Canada	TMA553824
IGO ® Taiwan	139217
IGO ® Japan	4471327
IGO ® South Korea (Republic of Korea)	71059
IGO ® Switzerland	486990
IGO ® Mexico	721127
IGO ® European Union (CTM)	001314996
IGO ® U.S.A.	2,407,905
IGO.COM ® Japan	4471328
IGO.COM ® European Union (CTM)	001315225
IGO.COM ® U.S.A.	2,405,382
IGO ® U.S.A.	2,160,151
IGO ® U.S.A.	2,086,551

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

EXHIBIT B

“Inventory”

A. Other Retail Inventory
SKU	Product Description	Total Qty O/H 12/20/13	Estimated Retail Value	Inventory Purchase Price
AC05123-0001	Micro Sync Cable	3070	$[***]	$[***]
BN00289-0001	MICROJUICE USB AUTO CHARGER,IGO, US, BUNDLED WITH MICRO USB CABLE	1184	$[***]	$[***]
BN00289-0003	MICROJUICE USB AUTO CHARGER,IGO, US, BUNDLED WITH APPLE BLACK USB CABLE	207	$[***]	$[***]
BN00289-0008	MICROJUICE USB AUTO CHARGER, BUNDLED WITH IGO USB TIP CABLE, US	205	$[***]	$[***]
BN00289-0012	POWER PRODUCT, MICROJUICE AUTO,IGO,WITH APPLE BLACK CABLE, CAN	0	$[***]	$[***]
BN00289-0013	MICROJUICE USB AUTO CHARGER, BUNDLED WITH IGO USB TIP CABLE, CAN	0	$[***]	$[***]
BN00293-0001	MICROJUICE USB WALL CHARGER,IGO, US, BUNDLED WITH MICRO USB CABLE	2607	$[***]	$[***]
BN00293-0003	MICROJUICE USB WALL CHARGER,IGO, US, BUNDLED WITH APPLE BLACK USB CABLE	3085	$[***]	$[***]
BN00293-0006	MICROJUICE USB WALL Charger bundled with iGo USB tip cable, US	4085	$[***]	$[***]
BN00293-0011	POWER PRODUCT, MICROJUICE WALL, IGO, US, WITH MICRO USB CABLE, CAN	0	$[***]	$[***]
BN00293-0013	BUNDLE, MICROJUICE WALL WITH 6 PIN CABLE, IGO, CAN	796	$[***]	$[***]
BN00315-0001	CHARGE ANYWHERE II WITH APPLE CABLE (BLACK), US	9288	$[***]	$[***]
BN00315-0002	CHARGE ANYWHERE II WITH APPLE CABLE, EMEA	0	$[***]	$[***]
BN00315-0003	POWER PRODUCT, CHARGE ANYWHERE II, VZ, BULK	4388	$[***]	$[***]
PS00285-0001	Wall Charger for Apple iPod, iPhone or iPad	460	$[***]	$[***]
PS00285-0005	Wall Charger for Apple iPod, iPhone or iPad, EMEA	492	$[***]	$[***]
PS00285-0008	Wall Charger for Apple iPod, iPhone or iPad, CA	0	$[***]	$[***]
PS00286-0001	Car Charger for iPod, iPhone or iPad	3605	$[***]	$[***]
PS00286-0005	Car Charger for iPod, iPhone or iPad, EMEA	7074	$[***]	$[***]
PS00289-0002	Power Product, Microjuice USB Auto Charger, iGo, EU	3493	$[***]	$[***]

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

PS00293-0003	Power Product, Microjuice Wall Charger, iGo , EU	99	$[***]	$[***]
PS00302-0001	APPLE WIRED CAR CHARGER, US	29	$[***]	$[***]
PS00302-0002	APPLE WIRED CAR CHARGER, EMEA	214	$[***]	$[***]
PS00303-0001	APPLE WIRED WALL CHARGER, US	0	$[***]	$[***]
PS00303-0002	APPLE WIRED WALL CHARGER, EU	257	$[***]	$[***]
PS00303-0003	APPLE WIRED WALL CHARGER, UK	1444	$[***]	$[***]
PS00304-0001	SMARTPHONE WALL CHARGER, US	158	$[***]	$[***]
PS00304-0002	SMARTPHONE WALL CHARGER, EU	689	$[***]	$[***]
PS00304-0003	SMARTPHONE WIRED WALL CHARGER, UK	3007	$[***]	$[***]
PS00304-1004	SMARTPHONE WALL CHARGER, US, PURPLE	833	$[***]	$[***]
PS00304-1005	SMARTPHONE WALL CHARGER, US, ORANGE	841	$[***]	$[***]
PS00304-1006	SMARTPHONE WALL CHARGER, US, PINK	840	$[***]	$[***]
PS00304-1007	SMARTPHONE WALL CHARGER, US, GREEN	840	$[***]	$[***]
PS00305-0002	Single 1A Auto Charger, EMEA	105	$[***]	$[***]
PS00306-0001	POWER PRODUCT, USB WALL CHARGER, US & EU BLADES, US	1921	$[***]	$[***]
PS00306-0002	POWER PRODUCT, USB WALL CHARGER, EU & UK BLADES, EMEA	388	$[***]	$[***]
PS00308-0001	SMARTPHONE WIRED CAR CHARGER, US	1166	$[***]	$[***]
PS00308-0002	SMARTPHONE WIRED CAR CHARGER, EMEA	3380	$[***]	$[***]
PS00308-1003	SMARTPHONE CAR CHARGER, PURPLE, US	636	$[***]	$[***]
PS00308-1004	SMARTPHONE CAR CHARGER, ORANGE, US	518	$[***]	$[***]
PS00308-1005	SMARTPHONE CAR CHARGER, PINK, US	490	$[***]	$[***]
PS00308-1006	SMARTPHONE CAR CHARGER, GREEN US	532	$[***]	$[***]
PS00310-0002	POWER PRODUCT, DUAL QUICK CHARGE WALL, APPLE, EU	511	$[***]	$[***]
PS00310-0003	POWER PRODUCT, DUAL QUICK CHARGE WALL, APPLE, UK	1677	$[***]	$[***]
PS00311-0001	Power Product, Universal Tablet Wall Charger, US	8421	$[***]	$[***]
PS00311-0002	POWER PRODUCT, UNIVERSAL TABLET WALL CHARGER, EU	372	$[***]	$[***]
PS00311-0003	POWER PRODUCT, UNIVERSAL TABLET WALL CHARGER, UK	1024	$[***]	$[***]
PS00313-0001	Charge Anytime Micro USB	246	$[***]	$[***]
PS00313-0002	POWER PRODUCT, CHARGE ANYTIME, MICRO USB, EMEA	173	$[***]	$[***]

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

PS00314-0001	CHARGE ANYWHERE, APPLE IPAD, US	1833	$[***]	$[***]
PS00314-0002	CHARGE ANYWHERE, APPLE IPAD, EMEA	186	$[***]	$[***]
PS00315-0001	POWER PRODUCT, CHARGE ANYWHERE II	884	$[***]	$[***]
PS00315-0002	POWER PRODUCT, CHARGE ANYWHERE II, EMEA	470	$[***]	$[***]
PS00318-0001	POWER PRODUCT, IGO POWER BANK, 6100, US	520	$[***]	$[***]
PS00318-1001	POWER PRODUCT, IGO POWER BANK, 6100, WHITE	502	$[***]	$[***]
PS00318-1002	POWER PRODUCT, IGO POWER BANK, 6100, GREY	0	$[***]	$[***]
PS00318-1003	POWER PRODUCT, IGO POWER BANK, 6100, PURPLE	552	$[***]	$[***]
PS00318-1005	POWER PRODUCT, IGO POWER BANK, 6100, PINK	203	$[***]	$[***]
PS00318-1007	POWER PRODUCT, IGO POWER BANK, 6100, CYAN	198	$[***]	$[***]
PS00319-0001	POWER PRODUCT, IGO, POWER BANK, 4700, US	6	$[***]	$[***]
PS00319-0002	POWER PRODUCT, IGO, POWER BANK, 4700, US	1060	$[***]	$[***]
PS00319-1001	POWER PRODUCT, IGO, POWER BANK, 4700, WHITE	702	$[***]	$[***]
PS00319-1002	POWER PRODUCT, IGO, POWER BANK, 4700, GREY	0	$[***]	$[***]
PS00319-1003	POWER PRODUCT, IGO, POWER BANK, 4700, PURPLE	553	$[***]	$[***]
PS00319-1005	POWER PRODUCT, IGO, POWER BANK, 4700, PINK	429	$[***]	$[***]
PS00319-1007	POWER PRODUCT, IGO, POWER BANK, 4700, CYAN	345	$[***]	$[***]
PS00320-0001	POWER PRODUCT, IGO, POWER BANK, 3000, US	160	$[***]	$[***]
PS00320-1001	POWER PRODUCT, IGO, POWER BANK, 3000, WHITE	4	$[***]	$[***]
PS00320-1002	POWER PRODUCT, IGO, POWER BANK, 3000, GREY	0	$[***]	$[***]
PS00320-1003	POWER PRODUCT, IGO, POWER BANK, 3000, PURPLE	2	$[***]	$[***]
PS00320-1005	POWER PRODUCT, IGO, POWER BANK, 3000, PINK	1	$[***]	$[***]
PS00320-1007	POWER PRODUCT, IGO, POWER BANK, 3000, CYAN	0	$[***]	$[***]

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

PS00321-0001	ACCESSORY, CABLE, SYNC & CHARGE, LIGHTNING, BLACK	0	$[***]	$[***]
PS00321-0002	ACCESSORY, CABLE, SYNC & CHARGE, LIGHTNING, BLACK, EMEA	1092	$[***]	$[***]
PS00322-0001	2.4A CAR CHARGER, LIGHTNING WIRED, WHITE & BLUE, IGO, US	3174	$[***]	$[***]
PS00322-0002	2.4A CAR CHARGER, LIGHTNING WIRED, WHITE & BLUE, IGO, EMEA	386	$[***]	$[***]
PS00323-1001	POWER PRODUCT, IGO, CAR CHARGER, USB V2, WHITE, US	1356	$[***]	$[***]
PS00323-1002	POWER PRODUCT, IGO, CAR CHARGER, USB V2, BLACK, US	1426	$[***]	$[***]
PS00323-1003	POWER PRODUCT, IGO, CAR CHARGER, USB V2, PURPLE, US	1489	$[***]	$[***]
PS00323-1005	POWER PRODUCT, IGO, CAR CHARGER, USB V2, PINK, US	1633	$[***]	$[***]
PS00324-1001	POWER PRODUCT, IGO, AC CHARGER, USB V2, WHITE, US	220	$[***]	$[***]
PS00324-1002	POWER PRODUCT, IGO, AC CHARGER, USB V2, BLACK, US	536	$[***]	$[***]
PS00324-1003	POWER PRODUCT, IGO, AC CHARGER, USB V2, PURPLE, US	704	$[***]	$[***]
PS00324-1005	POWER PRODUCT, IGO, AC CHARGER, USB V2, PINK, US	524	$[***]	$[***]
PS00342-0002	2.4A Wall Charger, Lightning wired, EMEA	0	$[***]	$[***]

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

B. Liquidation Inventory
SKU	Product Description	Total Qty O/H 12/20/13	Estimated Retail Value	Inventory Purchase Price
AC00490-0003	Accessory, Travel Adapter, iGo, US/CA	1000	$[***]	$[***]
AC00491-0001	ACCESSORY, TRAVEL PLUGS, IGO, US	2235	$[***]	$[***]
PS00132-2010	90W GREEN AC (DURANGO), IGO, CANADA, 2.1A USB	480	$[***]	$[***]
PS00136-0009RF	Power Product, Mini Laptop Charger, iGo, US	35	$[***]	$[***]
PS00136-2014	POWER PRODUCT, MINI LAPTOP CHARGER, IGO, CANADA, 2.1A USB	378	$[***]	$[***]
PS00136-2015	Power Product, Mini Laptop Charger, IGO, EU	472	$[***]	$[***]
PS00136-2016	Power Product, Mini Laptop Charger, IGO, UK	645	$[***]	$[***]
PS00137-0009RF	POWER PRODUCT, 90W VALUE AC, IGO, RETURNED SKU, US	128	$[***]	$[***]
PS00137-2008	POWER PRODUCT, 90W VALUE AC, IGO, EU	2011	$[***]	$[***]
PS00137-2009	POWER PRODUCT, 90W VALUE AC, IGO, UK	3804	$[***]	$[***]
PS00139-2007	POWER PRODUCT, IGO, UNIVERSAL 65W, US	0	$[***]	$[***]
PS00139-2008	POWER PRODUCT, IGO, UNIVERSAL 65W, EU/UK	1493	$[***]	$[***]
PS00284-0001	Apple Sync Cable, US	7	$[***]	$[***]
PS00286-0004	Car Charger for iPod, iPhone or iPad, US (bulk)	899	$[***]	$[***]
PS00300-0001	Apple iPhone Sync USB Cable Black, iGo, US	1483	$[***]	$[***]
PS00300-0002	Apple iPhone Sync USB Cable Black, iGo, EMEA	2037	$[***]	$[***]
PS00304-0008	Smartphone Wall Charger Bulk, Blk & Blue	1996	$[***]	$[***]
PS00312-0002	CHARGE ANYTIME, APPLE IPOD IPHONE, EMEA	870	$[***]	$[***]
PS00316-0001	Sync & Charge MFI (Apple) tip with cable	849	$[***]	$[***]
PS00316-0002	Sync & Charge MFI (Apple) tip with cable, EU	3400	$[***]	$[***]
PS00317-0001	UNIVERSAL TABLET CAR CHARGER, US	1794	$[***]	$[***]
PS00317-0003	Universal Tablet Car Charger, V2, EMEA	1458	$[***]	$[***]

C. Walmart Inventory
SKU	Product Description	Total Qty O/H 12/20/13	Estimated Retail Value	Inventory Purchase Price
PS00136-2007*	Power Product, Mini Laptop Charger, iGo, US	1754	$[***]	$[***]
PS00137-2007*	POWER PRODUCT, 90W VALUE AC, IGO, US	6524	$[***]	$[***]

*Note: When this item sold to customer other than Walmart, [***]% royalty applies

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

EXHIBIT C

“Net Profits”

Existing Walmart SKU	Product Description	Licensor Product Cost	Licensee Product Cost	Licensee SGA Expense
550002283 (PS00136-2007)	IGO 90W MINI CHARGER	$[***]	$[***]	$[***]
550423286 (PS00137-2007)	IGO VALUE CHARGER	$[***]	$[***]	$[***]

All amounts reflected on a per product basis.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Schedule 6.5

Licensor’s Brand Guidelines

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.